                                                                   Exhibit 10.20

                             ANNUAL INCENTIVE AWARDS
                                  WOOD PRODUCTS

1. The Award is subject to all the terms and conditions of the Plan. All capitalized terms not defined in this Agreement shall have the meaning stated in the Plan.

2. For purposes of this Award, the following terms shall have the meanings stated below.

     2.1. "Award Period" means the period from November 1, 2004 to December 31, 2004

     2.2. "Base Salary" means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

     2.3. "Economic Value Added," or "EVA," means the Net Operating Profit Before Tax less the Capital Charge. For purposes of this definition:

            2.3.1. "Net Operating Profit Before Tax" means the before tax operating income of the division, region, or location, as appropriate;

            2.3.2. "Capital Charge" means the deemed opportunity cost of employing Capital for the company, division, region, or location, as appropriate, calculated as average Capital multiplied by Pretax Required Rate of Return;

            2.3.3. "Capital" means the net investment employed in the operations of the company, division, region, or location, as appropriate, adjusted for LIFO inventory, present value of operating leases, major capital projects, and major nonrecurring adjustments, as determined by Boise from time to time; and

            2.3.4. "Pretax Required Rate of Return" (or the cost of capital) means the pretax required rate of return percentage including adjustment for business risk and debt-to-equity structure, as determined by Boise for the Award Period.

3.   Your target award percentage is ___% of your Base Salary.

4. The Performance Goal applicable to your Award is EVA. Your Award will be calculated based on this Performance Goal, as follows:

     4.1. DIVISION EVA - 50%. Target EVA has been established for the Boise Building Solutions, Manufacturing division. Using the attached payout chart, a payout multiple will be identified based on the division's actual EVA. The identified multiple will be multiplied by 50%, the resulting number will be multiplied by your target award percentage, and the resulting percentage will be applied to your Base Salary to determine the Division EVA portion of your actual Award.

     4.2. REGION EVA - 50%. Target EVA has been established for each of the five regions within Wood Products division. Using the attached payout charts, a payout multiple will be identified for each region based on the region's actual EVA. The multiples for all 5 regions will be averaged to reach an average region EVA payout multiple. The average region EVA payout multiple will be multiplied by 50%, the resulting number will be multiplied by your target award percentage, and the resulting percentage will be applied to your Base Salary to determine the Region EVA portion of your actual Award.

     4.3. GENERAL TERMS. Payout multiples between numbers indicated on the charts will be calculated using straight-line interpolation. Your total Award is capped at 2.25 times your target award percentage. Notwithstanding the Performance Goal and formula set forth above, no award will be earned or paid for the Award Period unless Wood Products has net income for the Award Period, as calculated by Boise in its sole discretion. Award criteria, targets, payout multiples, and/or actual payouts may be adjusted if an asset sale occurs or configuration or operational changes are made within the division that impact plan payouts.

5.   This Award will be paid in cash.

6. If you terminate employment before December 31, 2004, your Award will be treated as follows:

     6.1. If your termination of employment is a direct result of the sale or permanent closure of any facility or operating unit of Boise, or a bona fide curtailment, or a reduction in workforce, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, or if your termination is a result of your death, or total and permanent disability, you will receive a pro rata Award, if an Award is paid, based on the number of days during the Award Period that you were employed and eligible compared to the total number of days in the Award Period.

     6.2. If at the time of your termination you are at least age 55 and have at least 10 years of employment with Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1.

     6.3. If your termination of employment is a direct result of a strategic transaction (e.g., a reorganization, sale, divestiture, or spin-off) involving an organizational unit larger than a single location, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1, subject to change by the Executive Compensation Committee of Boise's board of directors in its sole discretion.

     6.4. Except as described in paragraphs 6.1, 6.2, and 6.3, you must be employed by Boise on the last day of the Award Period to be eligible to receive an Award. If you terminate employment for any reason other than as described in paragraphs 6.1, 6.2 , and 6.3, whether your termination is voluntary or involuntary, with or without cause, you will not be eligible to receive any Award for 2004.

7. In the event of a Change in Control (as defined in the Plan) prior to December 31, 2004, the provisions of the Plan shall apply.

                             ANNUAL INCENTIVE AWARDS
                         BUILDING MATERIALS DISTRIBUTION

1. The Award is subject to all the terms and conditions of the Plan. All capitalized terms not defined in this Agreement shall have the meaning stated in the Plan.

2. For purposes of this Award, the following terms shall have the meanings stated below.

     2.1. "Award Period" means the period from November 1, 2004 to December 31, 2004

     2.2. "Base Salary" means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

     2.3. "Pretax Return on EVA Investment" or "PROEVA" means the Net Operating Income plus EVA Income Adjustments, divided by EVA Investment, as stated on the division's financial statements. For purposes of this definition, capitalized terms refer to line items on the division's balance sheet, operating expense detail, or income statement.

3.   Your target award percentage is ___% of your Base Salary.

4. The Performance Goal applicable to your Award is PROEVA. Your Award will be calculated based on this Performance Goal, as follows:

     4.1. BBSD PROEVA. Target PROEVA has been established for the Boise Building Solutions, Distribution division. Using the attached payout chart, a payout multiple will be identified for the division based on the division's PROEVA. The payout multiple will be multiplied by your target award percentage, and the resulting percentage will be applied to your Base Salary to determine your actual Award.

     4.2. GENERAL TERMS. Payout multiples between numbers indicated on the charts will be calculated using straight-line interpolation. Your total Award is capped at 2.25 times your target award percentage. Notwithstanding the Performance Goal and formula set forth above, no award will be earned or paid for the Award Period unless BBSD has net income for the Award Period and has division PROEVA of at least 6%, as calculated by Boise in its sole discretion.

5.   This Award will be paid in cash.

6. If you terminate employment before December 31, 2004, your Award will be treated as follows:

     6.1. If your termination of employment is a direct result of the sale or permanent closure of any facility or operating unit of Boise, or a bona fide curtailment, or a reduction in workforce, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, or if your termination is a result of your death, or total and permanent disability, you will receive a pro rata Award, if an Award is paid, based on the number of days during the Award Period that you were employed and eligible compared to the total number of days in the Award Period.

     6.2. If at the time of your termination you are at least age 55 and have at least 10 years of employment with Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1.

     6.3. If your termination of employment is a direct result of a strategic transaction (e.g., a reorganization, sale, divestiture, or spin-off) involving an organizational unit larger than a single location, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1, subject to change by the Executive Compensation Committee of Boise's board of directors in its sole discretion.

     6.4. Except as described in paragraphs 6.1, 6.2, and 6.3, you must be employed by Boise on the last day of the Award Period to be eligible to receive an Award. If you terminate employment for any reason other than as described in paragraphs 6.1, 6.2 , and 6.3, whether your termination is voluntary or involuntary, with or without cause, you will not be eligible to receive any Award for 2004.

7. In the event of a Change in Control (as defined in the Plan) prior to December 31, 2004, the provisions of the Plan shall apply.

                             ANNUAL INCENTIVE AWARDS
                                      PAPER

1. The Award is subject to all the terms and conditions of the Plan. All capitalized terms not defined in this Agreement shall have the meaning stated in the Plan.

2. For purposes of this Award, the following terms shall have the meanings stated below.

     2.1. "Award Period" means the period from November 1, 2004 to December 31, 2004.

     2.2. "Base Salary" means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

     2.3. "Cash Flow" means the cash generated for the Paper calculated as operating income plus or minus changes in net working capital (receivables and inventories less payables) plus non-cash items against operating income (such as depreciation, amortization and depletion) less capital spending.

3.   Your target award percentage is ___% of your Base Salary.

4. The Performance Goal applicable to your Award is Cash Flow. Your Award will be calculated based on this Performance Goal, as follows:

     4.1. CASH FLOW. Using the attached payout chart, a payout multiple will be identified based on the division's Cash Flow. Your target award percentage will be multiplied by the identified multiple, and the resulting percentage will be applied to your Base Salary to determine your actual Award.

     4.2. GENERAL TERMS. Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation. Your Award is capped at 2.25 times your target award percentage. Notwithstanding the Performance Goal and formula set forth above, no award will be earned or paid for the Award Period unless Boise Paper Solutions has net income for the Award Period, as calculated by Boise in its sole discretion.

5.   This Award will be paid in cash.

6. If you terminate employment before December 31, 2004, your Award will be treated as follows:

     6.1. If your termination of employment is a direct result of the sale or permanent closure of any facility or operating unit of Boise, or a bona fide curtailment, or a reduction in workforce, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, or if your termination is a result of your death, or total and permanent disability, you will receive a pro rata Award, if an Award is paid, based on the number of days during the Award Period that you were employed and eligible compared to the total number of days in the Award Period.

     6.2. If at the time of your termination you are at least age 55 and have at least 10 years of employment with Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1.

     6.3. If your termination of employment is a direct result of a strategic transaction (e.g., a reorganization, sale, divestiture, or spin-off) involving an organizational unit larger than a single location, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1, subject to change by the Executive Compensation Committee of Boise's board of directors, in its sole discretion.

     6.4. Except as described in paragraphs 6.1, 6.2, and 6.3, you must be employed by Boise on the last day of the Award Period to be eligible to receive an Award. If you terminate employment for any reason other than as described in paragraphs 6.1, 6.2 , and 6.3, whether your termination is voluntary or involuntary, with or without cause, you will not be eligible to receive any Award for 2004.

7. In the event of a Change in Control (as defined in the Plan) prior to December 31, 2004, the provisions of the Plan shall apply.

                        ANNUAL INCENTIVE AWARD AGREEMENT
                                    CORPORATE

     This ANNUAL INCENTIVE AWARD (the "Award"), is granted on ____________, 2004 (the "Award Date"), by Boise Cascade Corporation ("Boise") to
___________________ ("Awardee" or "you") pursuant to the 2003 Boise Incentive and Performance Plan (the "Plan") and pursuant to the following terms:

1. The Award is subject to all the terms and conditions of the Plan. All capitalized terms not defined in this Agreement shall have the meaning stated in the Plan.

2. For purposes of this Award, the following terms shall have the meanings stated below.

     2.1. "Award Period" means the period from November 1, 2004 to December 31, 2004.

     2.2. "Base Salary" means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

            2.3. "Economic Value Added," or "EVA," means the Net Operating Profit Before Tax less the Capital Charge. For purposes of this definition:

            2.3.1. "Net Operating Profit Before Tax" means the before tax operating income of the division, region, or location, as appropriate;

            2.3.2. "Capital Charge" means the deemed opportunity cost of employing Capital for the company, division, region, or location, as appropriate, calculated as average Capital multiplied by Pretax Required Rate of Return;

            2.3.3. "Capital" means the net investment employed in the operations of the company, division, region, or location, as appropriate, adjusted for LIFO inventory, present value of operating leases, major capital projects, and major nonrecurring adjustments, as determined by Boise from time to time; and

            2.3.4. "Pretax Required Rate of Return" (or the cost of capital) means the pretax required rate of return percentage including adjustment for business risk and debt-to-equity structure, as determined by Boise for the Award Period.

3.   Your target award percentage is ___% of your Base Salary.

4. The Performance Goal applicable to your Award is EVA. Your Award will be calculated based on this Performance Goal, as follows:

     4.1. EVA. Target EVA has been established for the company. Using the attached payout chart, a payout multiple will be identified based on the company's actual EVA. The identified multiple will be multiplied by your target award percentage, and the resulting percentage will be applied to your Base Salary to determine your EVA Award.

     4.2. ALTERNATIVE AWARD. An Alternative Award payout multiple will be calculated as the average of the division payout multiples, weighted for investment and sales. The Alternative Award payout multiple will be multiplied by your target award percentage, and the resulting percentage will be applied to your Base Salary to determine your Alternative Award.

     4.3. ACTUAL AWARD. Your Award will be the greater of the EVA Award or the Alternative Award, provided that the Committee in its sole discretion may reduce the Alternative Award in whole or in part, but in no event will your Award be less than the EVA Award.

     4.4. GENERAL TERMS. Payout multiples between numbers indicated on the charts will be calculated using straight-line interpolation. Your total Award is capped at 2.25 times your target award percentage. Notwithstanding the Performance Goal and formula set forth above, no award will be earned or paid for the Award Period unless Boise has net income for the Award Period, as calculated by Boise in its sole discretion.

5.   This Award will be paid in cash.

6. If you terminate employment before December 31, 2004, your Award will be treated as follows:

     6.1. If your termination of employment is a direct result of the sale or permanent closure of any facility or operating unit of Boise, or a bona fide curtailment, or a reduction in workforce, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, or if your termination is a result of your death, or total and permanent disability, you will receive a pro rata Award, if an Award is paid, based on the number of days during the Award Period that you were employed and eligible compared to the total number of days in the Award Period.

     6.2. If at the time of your termination you are at least age 55 and have at least 10 years of employment with Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1.

     6.3. If your termination of employment is a direct result of a strategic transaction (e.g., a reorganization, sale, divestiture, or spin-off) involving an organizational unit larger than a single location, as determined by Boise in its sole discretion, and you execute a waiver/release in the form required by Boise, you will receive a pro rata Award, if an Award is paid, calculated as provided in paragraph 6.1, subject to change by the Executive Compensation Committee of Boise's board of directors in its sole discretion.

     6.4. Except as described in paragraphs 6.1, 6.2, and 6.3, you must be employed by Boise on the last day of the Award Period to be eligible to receive an Award. If you terminate employment for any reason other than as described in paragraphs 6.1, 6.2 , and 6.3, whether your termination is voluntary or involuntary, with or without cause, you will not be eligible to receive any Award for 2004.

7. In the event of a Change in Control (as defined in the Plan) prior to December 31, 2004, the provisions of the Plan shall apply.

                                                                               2